EXHIBIT 99.1

[ORACLE LOGO]	News Release

Contacts:

Joelle Fitzgerald Director Investor Relations Oracle Corporation (650) 506-4073	Jim Finn Vice President Corporate Communications Oracle Corporation (212) 521-4805

ORACLE REPORTS Q4 EARNINGS PER SHARE OF $0.16 VS. $0.12 LAST YEAR

Applications Sales Up, Database Sales Up, Total Revenues Up, Operating Margins Record 45%

Redwood Shores, Calif., June 12, 2003—[http://www.oracle.com/tellmemore/?1734560] Today, Oracle Corporation announced financial results for its fiscal fourth quarter and full year 2003.

Fourth quarter net income increased 31% to $858 million, or $0.16 per share, compared to net income of $656 million, or $0.12 per share for the fourth quarter last year, which included an equity securities impairment charge of $104 million net of tax, or $0.02 per share related to Oracle’s investment in Liberate Technologies. Total revenues in Q4 increased 2% to $2.83 billion, new software license and other revenues rose 1% to $1.2 billion, software license updates and product support increased 12% to $1.1 billion, and services declined 11% to $580 million. Operating margin in the quarter reached a record 45% eclipsing the previous record of 44% in the fourth quarter of 2002.

For the full fiscal year 2003, net income increased 4% to $2.31 billion or $0.43 per share, compared with net income of $2.22 billion or $0.39 per share in fiscal year 2002, while total revenues declined 2% to $9.5 billion. The annual operating margin was 36%.

“This has been a very strong quarter for us, even with the war in Iraq and the SARS concerns right in the middle of it,” said Oracle CFO Jeff Henley. “In light of the continuing tight IT spending environment, we are particularly pleased that we executed well enough to deliver some top line growth in our business while improving both profits and margins.”

-more-

“We had a great applications quarter,” said Oracle CEO Larry Ellison. “The strength of our applications business is apparent when you compare our results to the results of our competitors. For the quarter our applications new software license revenues were flat at $246 million. Many of our major competitors showed significant license revenue decline in their most recently reported quarter. For instance, in PeopleSoft’s most recent quarter their applications new license revenues decreased 39% to $80 million. We believe that our growth and PeopleSoft’s decline resulted in part from an increase in our competitive win rate over PeopleSoft, and the fact that we are beginning to replace PeopleSoft at a number of major accounts.”

Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects (other than those statements relating to the tender offer) which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could continue to adversely affect purchasing decisions for computer software and services throughout the world. The war on terrorism and the potential for war or other hostilities in other parts of the world add to the climate of uncertainty that could adversely affect revenues. Delays in closing of sales, reductions in size of individual sales without an offsetting increase in volume or delays in product delivery can cause quarterly revenues and income to fall significantly short of anticipated levels. (2) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (3) Oracle is introducing new or revised versions of its products and services, such as Oracle 9i Database, Oracle 9iAS Application Server, E-Business Suite, Oracle Collaboration Suite and Outsourcing; the market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (4) Oracle has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices on certain products. (5) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. Oracle undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

The solicitation and the offer to buy PeopleSoft’s common stock is only made pursuant to the Offer to Purchase and related materials that Oracle Corporation and Pepper Acquisition Corp. filed on June 9, 2003. Stockholders should read the Offer to Purchase and related materials carefully because they contain important information, including the terms and conditions of the offer. Stockholders can obtain the Offer to Purchase and related materials free at the SEC’s website at www.sec.gov, from Credit Suisse First Boston LLC, the Dealer Manager for the offer, from MacKenzie Partners, the Information Agent for the offer, or from Oracle Corporation.

ORACLE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data)

	Three Months Ended May 31,		Year Ended May 31,
	2003	2002	2003	2002
REVENUES
New software licenses and other	$1,186,859	$1,172,620	$3,270,080	$3,512,954
Software license updates and product support	1,065,557	949,539	3,928,587	3,540,236
Services	579,590	651,622	2,276,290	2,619,403

Total Revenues	2,832,006	2,773,781	9,474,957	9,672,593

OPERATING EXPENSES
Sales and marketing	567,324	587,532	2,071,960	2,208,981
Software license updates and product support	119,497	115,644	473,914	461,575
Cost of services	461,038	452,600	1,868,469	1,943,936
Research and development	298,095	282,142	1,180,261	1,076,156
General and administrative	115,526	109,592	440,876	411,213

Total Operating Expenses	1,561,480	1,547,510	6,035,480	6,101,861

OPERATING INCOME	1,270,526	1,226,271	3,439,477	3,570,732
Net investment losses related to equity securities (1)	(3,085)	(229,316)	(111,243)	(243,515)
Other income (expense), net	6,092	(1,188)	96,366	80,987

INCOME BEFORE TAXES	1,273,533	995,767	3,424,600	3,408,204
Provision for income taxes (2)	415,442	339,846	1,117,574	1,184,199

NET INCOME	$858,091	$655,921	$2,307,026	$2,224,005

EARNINGS PER SHARE
Basic	$0.16	$0.12	$0.44	$0.40
Diluted	$0.16	$0.12	$0.43	$0.39
WEIGHTED SHARES OUTSTANDING
Basic	5,240,182	5,471,617	5,301,634	5,518,024
Diluted	5,355,760	5,610,626	5,418,488	5,688,960

(1)	Net investment losses related to equity securities in the three months ended May 31, 2002 includes a $173,452 impairment charge related to Oracle’s investment in Liberate Technologies. Excluding the effect of this charge, net income and diluted earnings per share would have been $759,992 and $0.14 per share. Net investment losses related to equity securities in the year ended May 31, 2003 and 2002 include an $87,174 and $173,452 impairment charge related to Oracle’s investment in Liberate Technologies, respectively. Excluding the effect of this charge, net income and diluted earnings per share would have been $2,359,330 and $0.44 per share, and $2,328,076 and $0.41 per share for the twelve months ended May 31, 2003 and 2002, respectively.

(2)	Provision for income taxes in the three months ended May 31, 2003 of $415,442 includes a $17,559 adjustment related to a decrease in Oracle’s effective year to date income tax rate on operating and other income from 34% to 33.5%. Excluding the effect of this adjustment, the provision for income taxes would have been $433,001 for the three months ended May 31, 2003. The change in effective tax rate did not change basic or diluted earnings per share for the three or twelve months ended May 31, 2003. The effective tax rate for the year ended May 31, 2003 is 32.6%, which includes 33.5% on operating and other income, partially offset by the tax benefit of 40% on the impairment charge on Liberate Technologies, as well as a benefit from the release of previously accrued taxes relating to our Foreign Sales Corporation.

ORACLE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Percentage of Revenues		Percentage of Revenues		Percentage Change	Percentage Change
	Three Months Ended May 31,		Year Ended May 31,		Three Months FY03 vs. Three Months FY02	FY 03 vs. FY 02
	2003	2002	2003	2002
REVENUES
New software licenses and other	42%	42%	35%	36%	1%	(7%)
Software license updates and product support	38%	34%	41%	37%	12%	11%
Services	20%	24%	24%	27%	(11%)	(13%)

Total Revenues	100%	100%	100%	100%	2%	(2%)

OPERATING EXPENSES
Sales and marketing	20%	21%	22%	23%	(3%)	(6%)
Software license updates and product support	4%	4%	5%	5%	3%	3%
Cost of services	16%	17%	20%	20%	2%	(4%)
Research and development	11%	10%	12%	11%	6%	10%
General and administrative	4%	4%	5%	4%	5%	7%

Total Operating Expenses	55%	56%	64%	63%	1%	(1%)

OPERATING INCOME	45%	44%	36%	37%	4%	(4%)
Net investment losses related to equity securities	0%	(8%)	(1%)	(3%)	(99%)	(54%)
Other income (expense), net	0%	0%	1%	1%	(613%)	19%

INCOME BEFORE TAXES	45%	36%	36%	35%	28%	0%
Provision for income taxes	15%	12%	12%	12%	22%	(6%)

NET INCOME	30%	24%	24%	23%	31%	4%

ORACLE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)

	May 31, 2003	May 31, 2002
ASSETS
Current Assets
Cash and cash equivalents	$4,737,257	$3,095,109
Short-term investments	1,781,763	2,746,069
Trade receivables, net	1,920,291	2,034,996
Deferred tax assets	380,892	451,994
Other current assets	407,478	399,776

Total Current Assets	9,227,681	8,727,944

Long-term investments	232,501	405,883
Property, net	1,062,313	986,970
Deferred tax assets	196,773	233,359
Intangible and other assets	345,110	446,206

TOTAL ASSETS	$11,064,378	$10,800,362

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$153,126	$450
Accounts payable	227,903	226,943
Income taxes payable	891,967	1,091,293
Other current liabilities	1,476,557	1,399,660
Deferred revenues	1,409,234	1,241,471

Total Current Liabilities	4,158,787	3,959,817

Long-term debt	175,455	298,391
Deferred tax liabilities	185,859	204,073
Other long-term liabilities	224,521	220,791
Stockholders’ equity	6,319,756	6,117,290

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,064,378	$10,800,362

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in thousands)

	Year Ended May 31,
	2003	2002
Cash Flows From Operating Activities:
Net income	$2,307,026	$2,224,005
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	242,700	273,890
Amortization of intangible assets	83,623	89,593
Provision for trade receivable accounts	128,207	194,975
Net investment losses related to equity securities	111,243	243,515
Deferred income taxes	89,600	(160,004)
Changes in assets and liabilities:
Decrease in trade receivables	118,922	229,631
(Increase) decrease in prepaid expenses and other assets	40,731	(22,886)
Decrease in accounts payable and other current liabilities	(87,664)	(339,650)
Increase (decrease) in income taxes payable	(80,960)	383,779
Increase in deferred revenues	65,489	4,609
Increase in other long-term liabilities	3,951	13,820

Net cash provided by operating activities	3,022,868	3,135,277

Cash Flows From Investing Activities:
Purchases of investments	(4,712,942)	(6,087,047)
Proceeds from maturities and sale of investments	5,942,066	4,384,419
Capital expenditures	(123,218)	(278,025)
Purchase of office buildings	(168,165)	—
Increase in other assets	(42,723)	(49,350)

Net cash provided by (used for) investing activities	895,018	(2,030,003)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(2,653,033)	(2,793,198)
Proceeds from issuance of common stock	356,373	332,602
Settlement of forward contract	(166,260)	—
Borrowings (repayments) under notes payable and long-term debt	9,050	(4,945)

Net cash used for financing activities	(2,453,870)	(2,465,541)

Effect of exchange rate changes on cash and cash equivalents	178,132	6,210

Net increase (decrease) in cash and cash equivalents	1,642,148	(1,354,057)
Cash and cash equivalents at beginning of period	3,095,109	4,449,166

Cash and cash equivalents at end of period	$4,737,257	$3,095,109

ORACLE CORPORATION

Q4 FISCAL 2003 RESULTS

SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT

($ in thousands, except per share & headcount data)

	Fiscal 2002					Fiscal 2003
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
OPERATIONS
REVENUES
New software licenses	$711,108	$803,391	$776,953	$1,149,978	$3,441,430	$548,552	$751,536	$742,958	$1,179,697	$3,222,743
Software license updates and product support	843,165	881,135	866,397	949,539	3,540,236	905,095	953,621	1,004,314	1,065,557	3,928,587
Consulting	524,675	510,937	458,813	487,372	1,981,797	432,099	454,874	430,647	443,882	1,761,502
Advanced product services (1)	77,664	83,201	74,867	84,672	320,404	64,014	63,819	62,246	66,843	256,922
Education	88,119	85,840	63,665	79,578	317,202	63,306	71,307	54,388	68,865	257,866
Other (2)	20,324	15,933	12,625	22,642	71,524	14,482	13,351	12,342	7,162	47,337

Total revenues	2,265,055	2,380,437	2,253,320	2,773,781	9,672,593	2,027,548	2,308,508	2,306,895	2,832,006	9,474,957

OPERATING EXPENSES
Sales and marketing	535,481	571,152	514,816	587,532	2,208,981	471,267	512,327	521,042	567,324	2,071,960
Software license updates and product support	116,560	116,675	112,696	115,644	461,575	116,981	117,377	120,059	119,497	473,914
Cost of services	516,322	516,266	458,748	452,600	1,943,936	472,311	480,619	454,501	461,038	1,868,469
Research and development	253,300	257,483	283,231	282,142	1,076,156	286,079	295,331	300,756	298,095	1,180,261
General and administrative	97,614	98,917	105,090	109,592	411,213	101,794	108,913	114,643	115,526	440,876

Total operating expenses	1,519,277	1,560,493	1,474,581	1,547,510	6,101,861	1,448,432	1,514,567	1,511,001	1,561,480	6,035,480

OPERATING INCOME	745,778	819,944	778,739	1,226,271	3,570,732	579,116	793,941	795,894	1,270,526	3,439,477

Net investment losses related to equity securities	(3,301)	(3,388)	(7,510)	(229,316)	(243,515)	(80,571)	(21,849)	(5,738)	(3,085)	(111,243)
Other income (expense), net	43,134	28,770	10,271	(1,188)	80,987	23,179	27,947	39,148	6,092	96,366

INCOME BEFORE TAXES	785,611	845,326	781,500	995,767	3,408,204	521,724	800,039	829,304	1,273,533	3,424,600

Provision for income taxes	274,964	295,864	273,525	339,846	1,184,199	178,996	265,173	257,963	415,442	1,117,574

NET INCOME	$510,647	$549,462	$507,975	$655,921	$2,224,005	$342,728	$534,866	$571,341	$858,091	$2,307,026

EARNINGS PER SHARE
Basic	$0.09	$0.10	$0.09	$0.12	$0.40	$0.06	$0.10	$0.11	$0.16	$0.44
Diluted	$0.09	$0.10	$0.09	$0.12	$0.39	$0.06	$0.10	$0.11	$0.16	$0.43

WEIGHTED SHARES OUTSTANDING
Basic	5,579,811	5,528,372	5,492,297	5,471,617	5,518,024	5,398,818	5,308,868	5,258,667	5,240,182	5,301,634
Diluted	5,780,020	5,695,860	5,669,334	5,610,626	5,688,960	5,514,980	5,419,831	5,383,379	5,355,760	5,418,488

GEOGRAPHIC REVENUES
REVENUES
Americas	$1,245,976	$1,281,692	$1,259,177	$1,506,001	$5,292,846	$1,105,528	$1,157,720	$1,189,960	$1,391,368	$4,844,576
Europe/Middle East/Africa	678,598	752,561	720,183	898,974	3,050,316	627,306	817,441	785,386	1,024,683	3,254,816
Asia Pacific	340,481	346,184	273,960	368,806	1,329,431	294,714	333,347	331,549	415,955	1,375,565

Total Revenues	$2,265,055	$2,380,437	$2,253,320	$2,773,781	$9,672,593	$2,027,548	$2,308,508	$2,306,895	$2,832,006	$9,474,957

HEADCOUNT
GEOGRAPHIC AREA
Domestic	20,128	20,193	19,602	19,470		18,893	18,420	18,129	17,968
International	22,171	22,250	22,333	22,536		22,603	22,225	22,260	22,682

Total Company	42,299	42,443	41,935	42,006		41,496	40,645	40,389	40,650

(1)	Advanced product services consist of remote database management, performance monitoring and tuning, on-site technical support services and hosting services, which relate to the outsourcing of the management and maintenance of our database and application products.

(2)	Includes systems integration, documentation and miscellaneous other revenues.

ORACLE CORPORATION

Q4 FISCAL 2003 RESULTS

ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS

($ in thousands)

	Fiscal 2002										Fiscal 2003
	Q1		Q2		Q3		Q4		Total		Q1		Q2		Q3		Q4		Total
APPLICATIONS BUSINESS
REVENUES (1)
New Software Licenses	$145,931		$163,133		$147,873		$245,708		$702,645		$110,818		$108,119		$140,038		$246,201		$605,176
Software License Updates and Product Support	177,515		185,415		182,828		200,346		746,104		191,030		201,260		216,919		233,326		842,535
Services and Other	315,938		317,041		294,642		330,477		1,258,098		262,931		278,489		252,074		247,979		1,041,473

Total Application Related Revenues	$639,384		$665,589		$625,343		$776,531		$2,706,847		$564,779		$587,868		$609,031		$727,506		$2,489,184

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(6%	)	(42%	)	(41%	)	(27%	)	(31%	)	(24%	)	(34%	)	(5%	)	0%		(14%	)
Software License Updates and Product Support	14%		14%		8%		14%		12%		8%		9%		19%		16%		13%
Services and Other	37%		(9%	)	(6%	)	(2%	)	2%		(17%	)	(12%	)	(14%	)	(25%	)	(17%	)
Total Application Related Revenues	18%		(16%	)	(14%	)	(9%	)	(7%	)	(12%	)	(12%	)	(3%	)	(6%	)	(8%	)

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(5%	)	(41%	)	(40%	)	(28%	)	(31%	)	(25%	)	(35%	)	(8%	)	(4%	)	(17%	)
Software License Updates and Product Support	17%		14%		10%		15%		14%		6%		8%		14%		11%		10%
Services and Other	43%		(7%	)	(4%	)	(3%	)	4%		(19%	)	(15%	)	(19%	)	(29%	)	(21%	)
Total Application Related Revenues	21%		(15%	)	(13%	)	(9%	)	(6%	)	(13%	)	(14%	)	(7%	)	(11%	)	(11%	)

DATABASE TECHNOLOGY BUSINESS
REVENUES (1)
New Software Licenses	$565,177		$640,258		$629,080		$904,270		$2,738,785		$437,734		$643,417		$602,920		$933,496		$2,617,567
Software License Updates and Product Support	665,650		695,720		683,569		749,193		2,794,132		714,065		752,361		787,395		832,231		3,086,052
Services and Other	394,844		378,870		315,328		343,787		1,432,829		310,970		324,862		307,549		338,773		1,282,154

Total Technology Related Revenues	$1,625,671		$1,714,848		$1,627,977		$1,997,250		$6,965,746		$1,462,769		$1,720,640		$1,697,864		$2,104,500		$6,985,773

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(8%	)	(21%	)	(26%	)	(29%	)	(23%	)	(23%	)	0%		(4%	)	3%		(4%	)
Software License Updates and Product Support	7%		7%		2%		8%		6%		7%		8%		15%		11%		10%
Services and Other	(22%	)	(13%	)	(29%	)	(26%	)	(22%	)	(21%	)	(14%	)	(2%	)	(1%	)	(11%	)
Total Technology Related Revenues	(7%	)	(10%	)	(17%	)	(18%	)	(13%	)	(10%	)	0%		4%		5%		0%

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(4%	)	(20%	)	(23%	)	(29%	)	(22%	)	(24%	)	(1%	)	(11%	)	(4%	)	(9%	)
Software License Updates and Product Support	10%		8%		5%		8%		8%		5%		6%		9%		5%		6%
Services and Other	(20%	)	(13%	)	(26%	)	(26%	)	(21%	)	(22%	)	(15%	)	(8%	)	(8%	)	(14%	)
Total Technology Related Revenues	(4%	)	(9%	)	(14%	)	(18%	)	(12%	)	(12%	)	(1%	)	(2%	)	(2%	)	(4%	)

TOTAL REVENUES
REVENUES
New Software Licenses	$711,108		$803,391		$776,953		$1,149,978		$3,441,430		$548,552		$751,536		$742,958		$1,179,697		$3,222,743
Software License Updates and Product Support	843,165		881,135		866,397		949,539		3,540,236		905,095		953,621		1,004,314		1,065,557		3,928,587
Consulting	524,675		510,937		458,813		487,372		1,981,797		432,099		454,874		430,647		443,882		1,761,502
Advanced Product Services	77,664		83,201		74,867		84,672		320,404		64,014		63,819		62,246		66,843		256,922
Education	88,119		85,840		63,665		79,578		317,202		63,306		71,307		54,388		68,865		257,866
Other	20,324		15,933		12,625		22,642		71,524		14,482		13,351		12,342		7,162		47,337

Total Revenues	$2,265,055		$2,380,437		$2,253,320		$2,773,781		$9,672,593		$2,027,548		$2,308,508		$2,306,895		$2,832,006		$9,474,957

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(8%	)	(27%	)	(29%	)	(29%	)	(25%	)	(23%	)	(6%	)	(4%	)	3%		(6%	)
Software License Updates and Product Support	8%		9%		3%		9%		7%		7%		8%		16%		12%		11%
Consulting	(5%	)	(12%	)	(18%	)	(14%	)	(12%	)	(18%	)	(11%	)	(6%	)	(9%	)	(11%	)
Advanced Product Services	27%		29%		6%		(2%	)	13%		(18%	)	(23%	)	(17%	)	(21%	)	(20%	)
Education	(1%	)	(23%	)	(33%	)	(31%	)	(23%	)	(28%	)	(17%	)	(15%	)	(13%	)	(19%	)
Other	(44%	)	(36%	)	(48%	)	(40%	)	(42%	)	(29%	)	(16%	)	(2%	)	(68%	)	(34%	)
Total Revenues	(1%	)	(11%	)	(16%	)	(16%	)	(12%	)	(10%	)	(3%	)	2%		2%		(2%	)

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(5%	)	(26%	)	(27%	)	(29%	)	(24%	)	(24%	)	(8%	)	(10%	)	(4%	)	(11%	)
Software License Updates and Product Support	11%		9%		6%		10%		9%		5%		7%		10%		6%		7%
Consulting	(2%	)	(11%	)	(16%	)	(13%	)	(11%	)	(19%	)	(13%	)	(11%	)	(14%	)	(14%	)
Advanced Product Services	30%		28%		9%		(3%	)	14%		(19%	)	(25%	)	(21%	)	(26%	)	(23%	)
Education	4%		(23%	)	(31%	)	(31%	)	(21%	)	(30%	)	(19%	)	(21%	)	(20%	)	(22%	)
Other	(42%	)	(35%	)	(46%	)	(40%	)	(41%	)	(30%	)	(18%	)	(7%	)	(71%	)	(36%	)
Total Revenues	2%		(11%	)	(14%	)	(16%	)	(10%	)	(12%	)	(5%	)	(3%	)	(4%	)	(6%	)

(1)	The Company tracks New Software License Revenues by product. Software License Updates and Product Support Revenues, along with the Service Revenues shown here, represent the Company’s estimate of revenues that relate to Database Technology and Application license products.

ORACLE CORPORATION

Q4 FISCAL 2003 RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS

($ in thousands)

	Fiscal 2002										Fiscal 2003
	Q1		Q2		Q3		Q4		Total		Q1		Q2		Q3		Q4		Total
AMERICAS

NEW SOFTWARE LICENSE REVENUES
Database Technology	$221,188		$269,637		$290,113		$421,875		$1,202,813		$190,904		$256,872		$246,897		$380,774		$1,075,447
Applications	98,854		102,150		97,778		131,070		429,852		60,037		51,529		86,403		127,462		325,431

Total New Software License Revenues	$320,042		$371,787		$387,891		$552,945		$1,632,665		$250,941		$308,401		$333,300		$508,236		$1,400,878

AS REPORTED GROWTH RATES
Database Technology	(26%	)	(32%	)	(28%	)	(43%	)	(35%	)	(14%	)	(5%	)	(15%	)	(10%	)	(11%	)
Applications	(2%	)	(45%	)	(49%	)	(37%	)	(37%	)	(39%	)	(50%	)	(12%	)	(3%	)	(24%	)
Total New Software License Revenues	(20%	)	(36%	)	(35%	)	(42%	)	(35%	)	(22%	)	(17%	)	(14%	)	(8%	)	(14%	)

LOCAL CURRENCY GROWTH RATES
Database Technology	(26%	)	(31%	)	(27%	)	(42%	)	(34%	)	(12%	)	(0%	)	(13%	)	(9%	)	(8%	)
Applications	(2%	)	(45%	)	(49%	)	(36%	)	(37%	)	(38%	)	(49%	)	(9%	)	(3%	)	(23%	)
Total New Software License Revenues	(20%	)	(36%	)	(34%	)	(41%	)	(35%	)	(20%	)	(14%	)	(12%	)	(7%	)	(12%	)

EUROPE / MIDDLE EAST / AFRICA

NEW SOFTWARE LICENSE REVENUES
Database Technology	$176,144		$214,890		$227,763		$331,527		$950,324		$152,155		$257,421		$234,579		$380,715		$1,024,870
Applications	35,998		38,667		36,485		85,148		196,298		29,986		41,270		35,125		81,517		187,898

Total New Software License Revenues	$212,142		$253,557		$264,248		$416,675		$1,146,622		$182,141		$298,691		$269,704		$462,232		$1,212,768

AS REPORTED GROWTH RATES
Database Technology	5%		(6%	)	(19%	)	0%		(6%	)	(14%	)	20%		3%		15%		8%
Applications	(13%	)	(41%	)	(5%	)	(8%	)	(17%	)	(17%	)	7%		(4%	)	(4%	)	(4%	)
Total New Software License Revenues	1%		(14%	)	(17%	)	(2%	)	(8%	)	(14%	)	18%		2%		11%		6%

LOCAL CURRENCY GROWTH RATES
Database Technology	9%		(9%	)	(15%	)	(3%	)	(6%	)	(20%	)	10%		(13%	)	(4%	)	(6%	)
Applications	(10%	)	(41%	)	(1%	)	(11%	)	(18%	)	(22%	)	(2%	)	(17%	)	(15%	)	(14%	)
Total New Software License Revenues	5%		(16%	)	(14%	)	(5%	)	(8%	)	(20%	)	8%		(14%	)	(7%	)	(8%	)

ASIA PACIFIC

NEW SOFTWARE LICENSE REVENUES
Database Technology	$167,845		$155,731		$111,204		$150,868		$585,648		$94,675		$129,124		$121,444		$172,007		$517,250
Applications	11,079		22,316		13,610		29,490		76,495		20,795		15,320		18,510		37,222		91,847

Total New Software License Revenues	$178,924		$178,047		$124,814		$180,358		$662,143		$115,470		$144,444		$139,954		$209,229		$609,097

AS REPORTED GROWTH RATES
Database Technology	14%		(18%	)	(34%	)	(28%	)	(18%	)	(44%	)	(17%	)	9%		14%		(12%	)
Applications	(18%	)	(23%	)	(25%	)	(25%	)	(23%	)	88%		(31%	)	36%		26%		20%
Total New Software License Revenues	11%		(19%	)	(33%	)	(27%	)	(19%	)	(35%	)	(19%	)	12%		16%		(8%	)

LOCAL CURRENCY GROWTH RATES
Database Technology	27%		(11%	)	(27%	)	(27%	)	(12%	)	(45%	)	(17%	)	(1%	)	8%		(15%	)
Applications	(11%	)	(18%	)	(21%	)	(24%	)	(20%	)	80%		(32%	)	26%		19%		14%
Total New Software License Revenues	23%		(12%	)	(27%	)	(26%	)	(13%	)	(37%	)	(19%	)	2%		10%		(12%	)

TOTAL COMPANY

NEW SOFTWARE LICENSE REVENUES
Database Technology	$565,177		$640,258		$629,080		$904,270		$2,738,785		$437,734		$643,417		$602,920		$933,496		$2,617,567
Applications	145,931		163,133		147,873		245,708		702,645		110,818		108,119		140,038		246,201		605,176

Total New Software License Revenues	$711,108		$803,391		$776,953		$1,149,978		$3,441,430		$548,552		$751,536		$742,958		$1,179,697		$3,222,743

AS REPORTED GROWTH RATES
Database Technology	(8%	)	(21%	)	(26%	)	(29%	)	(23%	)	(23%	)	0%		(4%	)	3%		(4%	)
Applications	(6%	)	(42%	)	(41%	)	(27%	)	(31%	)	(24%	)	(34%	)	(5%	)	0%		(14%	)
Total New Software License Revenues	(8%	)	(27%	)	(29%	)	(29%	)	(25%	)	(23%	)	(6%	)	(4%	)	3%		(6%	)

LOCAL CURRENCY GROWTH RATES
Database Technology	(4%	)	(20%	)	(23%	)	(29%	)	(22%	)	(24%	)	(1%	)	(11%	)	(4%	)	(9%	)
Applications	(5%	)	(41%	)	(40%	)	(28%	)	(31%	)	(25%	)	(35%	)	(8%	)	(4%	)	(17%	)
Total New Software License Revenues	(5%	)	(26%	)	(27%	)	(29%	)	(24%	)	(24%	)	(8%	)	(10%	)	(4%	)	(11%	)